Exhibit 4.9

FORM

BeiGene, Ltd.

As of              , 20

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

[Pledgee]

Restricted ADSs /Affiliate/Pledge/[Pledgee name] (Cusip # [•])

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of February 5, 2016, as amended and supplemented from time to time (the “Deposit Agreement”), by and among BeiGene, Ltd., an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder.  All capitalized terms used, but not otherwise defined in this Letter Agreement (as amended and supplemented from time to time, the “Letter Agreement”), shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain Affiliates of the Company, the names of which will be provided by the Company to the Depositary from time to time pursuant to the depositary procedures set forth in paragraph 1 below (the “Affiliate Holders”), to own Shares that constitute Restricted Securities in the form of Restricted ADSs and to pledge such Shares in the form of Restricted ADSs to [•], as lender and pledgee (“Pledgee”), in connection with certain loans to be made by the Pledgee to the Affiliate Holders.  The Depositary agrees to accommodate the deposit of Restricted Securities by, or on behalf of, the Affiliate Holders and the issuance and delivery of Restricted ADSs to the Pledgee (or its nominee) for the benefit of the Affiliate Holders, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Letter Agreement to establish procedures for the deposit of Restricted Securities by Affiliate Holders and the issuance of the corresponding Restricted ADSs to the Pledgee (or its nominee).

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the deposit of Restricted Securities by the

Affiliate Holders and the issuance and delivery of Restricted ADSs to the Pledgee for the benefit of the Affiliate Holders, (ii) the sale or transfer of such Restricted ADSs, and (iii) certain ancillary transactions further described below.  The Company and the Depositary agree that a form of this Letter Agreement may be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Depositary and the Pledgee hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                                      Depositary Procedures.  The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit by the Affiliate Holders up to the number of Shares listed opposite such Affiliate Holders’ names on lists to be provided by the Company to the Depositary from time to time in writing (the “Restricted Shares”) and the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated Restricted ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Pledgee (or its nominee) for the benefit of the Affiliate Holders.  The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted ADSs” and the “Designated Shares”, respectively.  In connection with each deposit of Designated Shares and request for issuance and delivery of Designated Restricted ADSs to the Pledgee (or its nominee) (which request shall not be unreasonably denied) the Company shall deliver to the Depositary a duly completed and signed Consent and Delivery Instruction substantially in the form of Exhibit A hereto (each a “Consent and Delivery Instruction”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by the Affiliate Holders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery by the Depositary to the Pledgee (or its nominee) of Designated Restricted ADSs issued under the terms of this Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) to deliver an account statement (the “Account Statement”) to the Pledgee as registered holder of Designated Restricted ADSs upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein.  Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.                                      Company Assistance. The Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by the Affiliate Holders of the Designated Shares, the issuance of Designated Restricted ADSs to the Pledgee (or its nominee), the transfer of Designated Restricted ADSs by the Pledgee (or its nominee), the withdrawal of the Designated

2

Shares by the Pledgee (or its nominee) and the conversion of Designated Restricted ADSs into freely transferable ADSs by the Pledgee (or its nominee), and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares by the Affiliate Holders, the issuance of the Designated Restricted ADSs to the Pledgee (or its nominee), the transfer of the Designated Restricted ADSs by the Pledgee (or its nominee), the conversion of Designated Restricted ADSs into freely transferable ADSs by the Pledgee (or its nominee), the withdrawal of Designated Shares by the Pledgee (or its nominee), and the conversion of Designated Restricted ADSs into freely transferable ADSs by the Pledgee (or its nominee), in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs (other than the Pledgee or the relevant Affiliate) and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (B) its Cayman  counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman law enforceable against the Company upon its terms, (iii) all approvals required by Cayman law to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will not contravene or conflict with any Cayman law of general application.  In addition, at the time of deposit of the Designated Shares and the issuance of the Designated Restricted ADSs, the Affiliated Holder shall cause its U.S. counsel to deliver an opinion to the Depositary stating that the deposit of Designated Shares by the Affiliate Holders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act.

3.                                      Limitations on Issuance of Restricted ADSs.  The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs to the Pledgee (or its nominee) only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Consent and Delivery Instruction from the Company, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by an Affiliate Holder, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the Pledgee (or its nominee).

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under

3

CUSIP # [•] (which may also be used by the Depositary to identify other Restricted ADSs to be issued under the terms of the Deposit Agreement pursuant to other Restricted ADS letter agreements) and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue the Designated Restricted ADSs in the form of Uncertificated Restricted ADSs registered in the books of the Depositary in the name of the Pledgee (or its nominee) for the benefit of the Affiliate Holders subject to the restrictions specified in Section 4 below.

4.                                      Stop Transfer Notation and Legend.  The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect.  The Account Statement to be sent by the Depositary to the Pledgee upon the issuance of Designated Restricted ADSs shall contain the following legend (the “Legend”):

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF BEIGENE, LTD. (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A RESTRICTED ADS LETTER AGREEMENT (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF FEBRUARY 5, 2016,  AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”).  ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT.  AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH RESTRICTED SHARES AND RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS, UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES.  AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF CITIBANK, N.A. IN ITS CAPACITY AS THE DEPOSITARY FOR THE RESTRICTED ADSs (THE “DEPOSITARY”) AND THE COMPANY MAY REQUIRE THAT IT BE

4

FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND INSTRUCTION LETTER IN THE FORM ATTACHED TO THE RESTRICTED  ADS LETTER AGREEMENT.  PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED ADS LETTER AGREEMENT.  THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED.  NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.  A COPY OF THE DEPOSIT AGREEMENT AND OF THE RESTRICTED ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

In the event that the Designated Restricted ADSs are to be issued in certificated form at the request of the Pledgee, the ADR issued to evidence the Designated Restricted ADSs shall contain a legend substantially in the form of the Legend, but with such modifications as are appropriate to reflect the issuance of the Designated Restricted ADSs in certificated form.

5.                                      Limitations on Transfer of Designated Restricted ADSs.  The Designated Restricted ADSs shall be transferable only by the Pledgee (or its nominee) thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, (ii) a Transfer Certification from the Pledgee (or its nominee) substantially in the form attached hereto as Exhibit B, and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

6.                                      Limitations on Cancellation of Designated Restricted ADSs.  The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares at the instruction of the Pledgee (or its nominee) unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the Pledgee (or its nominee) a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (such certification, a “Withdrawal Certification”).

5

7.                                      Fungibility.  Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs.  The Depositary shall not be obligated to treat the Pledgee (or its nominee) on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement, except as specifically contemplated herein.

8.                                      Limitations on Exchange of Designated Restricted ADSs for Freely Transferrable ADSs.  The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) from the Pledgee (or its nominee) of a duly completed and signed Resale Certification and Instruction Letter, substantially in the form attached hereto as Exhibit D (the “Resale Certification and Instruction Letter”), (ii) an opinion contemplated in the Resale Certification and Instruction Letter (substantially in the form of Exhibit E hereto, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

9.                                      Removal of Restrictions.  The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and to treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (y) an opinion of U.S. counsel to the Pledgee stating, inter alia, that the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares may be removed in accordance with the Deposit Agreement and this Letter Agreement and that the Designated Restricted ADSs and the Designated Shares are not subject to any greater limitations on transfer or sale under the U.S. Securities Act of 1933, as amended, than Shares and ADSs that are not Restricted Securities.  Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.  For avoidance of doubt, the parties agree that the conditions of this Section 9 do not apply to the circumstances set out in Section 8.

10.                               UCC Classification.  Each Designated Restricted ADS shall constitute a “security” within the meaning of, and shall be governed by, Article 8 of the Uniform Commercial Code (including section 8-102(a)(15) thereof) as in effect from time to time in the State of New York.

6

11.                               [Intentionally left blank]

12.                               Indemnity.  (a) Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of Designated Shares for deposit, the issuance and delivery of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

(b) The Pledgee agrees to indemnify and hold harmless the Depositary, the Company, and their respective agents, employees, officers and directors for any direct loss, liability or expense incurred as a result of any action or omission by the Pledgee under the terms of this Letter Agreement.

13.                               Role of Pledgee.

(a)  The Company and the Depositary acknowledge that (i) the Pledgee (or its nominee) is the record holder of the Designated Restricted ADSs for the benefit of the Beneficial Owners of the Designated Restricted ADSs (and as such the authorized representative of the Beneficial Owners of the Designated Restricted ADSs), (ii) the Pledgee may make loans to the Beneficial Owners of the Designated ADSs,  in which case the Designated ADSs will be delivered by the Beneficial Owners to the Pledgee as collateral for such loans, and the Pledgee will be the holder of a security interest in the Designated ADSs, and (iii) in taking actions on behalf of the owners of the Designated Restricted ADSs the Depositary and the Company shall (unless otherwise directed by the Pledgee in writing) only act upon the instructions of the Pledgee (notwithstanding the interests of the Affiliate Holders as the Beneficial Owners of the Designated ADSs).

(b)  The Pledgee agrees and warrants to the Company and the Depositary that (i) it will hold the Designated Restricted ADSs for the benefit of the Beneficial Owners and will be responsible to monitor the transfer of such Designated Restricted ADSs by, or on behalf of, the Beneficial Owners thereof, including, without limitation, compliance with the restrictions set forth in the Legend, and to communicate such limitations the Beneficial Owners of the Designated Restricted ADSs, (ii) it (or its nominee) will receive all distributions of cash, securities and corporate action notices on behalf of the Beneficial Owners of the Designated Restricted ADSs, it (or its nominee) will distribute the cash, securities and corporate action notices so received to the Beneficial Owners of the Designated Restricted ADSs upon the terms of the applicable agreements between the Beneficial Owners of the Designated Restricted ADSs and the Pledgee (or its nominee), and it (or its nominee) will act upon any instructions received from the Beneficial Owners of the Designated Restricted ADSs in respect of the corporate actions applicable to the Designated Restricted ADSs it holds pursuant to the terms hereof (including, without limitation, the solicitation of ADS voting instructions), and (iii) it (or its nominee) will provide the Company and the Depositary such information about the Beneficial Owners of Designated Restricted ADSs as the Company or the Depositary may request and is available to it as the registered holder of Designated Restricted ADSs.

14.                               [Intentionally left blank]

15.                               Governing Law and Jurisdiction.  This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder shall be governed by, the laws of the State of New York as applicable to contracts to be wholly performed within the State of New York.

7

The parties agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of, or in connection with, this Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts.

The parties irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or in connection with this Letter Agreement, and any objection that they may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 15, and hereby further irrevocably and unconditionally waive, and agree not to plead or claim in any such court, that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  The parties further irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any such court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Letter Agreement.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

8

The Company, the Depositary and the Pledgee have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

BEIGENE, LTD

By:
Name:
Title:

CITIBANK, N.A.,
as Depositary

By:
Name:
Title:

[ ],
as Pledgee

By:
Name:
Title:

9

EXHIBITS

A                                       Consent and Delivery Instruction

B                                       Transfer Certification

C                                       Withdrawal Certification

D                                       Resale Certification and Instruction Letter

E                                        Opinion of Counsel

EXHIBIT A
to

Letter Agreement, dated as of [         ], 20
(the “Letter Agreement”), by and among BeiGene, Ltd.,
Citibank, N.A., as Depositary, and
[            ], as Pledgee

CONSENT AND DELIVERY INSTRUCTION

                      ,

Citibank, N.A.,
    as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York  10013

Attention:  Account Management

BeiGene, Ltd. (Cusip #[•])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of February 5, 2016, as amended and supplemented from time to time (the “Deposit Agreement”), by and among BeiGene, Ltd. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [            ], 20  , as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company,  the Depositary, and [          ], as Pledgee (the “Pledgee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

The Company hereby consents to the deposit of the Designated Shares specified in Schedule I by the specified beneficial owners thereof, and hereby consents to the issuance by the Depositary of the corresponding Designated Restricted ADSs (as defined in the Restricted ADS Letter Agreement) to the Pledgee (or its nominee).

Exh. A-1

The Company has caused this Consent and Delivery Instruction to be executed and delivered on its behalf by their respective officers thereunto duly authorized as of the date set forth above.

BEIGENE, LTD.

By:
Name:
Title:

Cc: [Pledgee Name]

Exh. A-2

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Beneficial Owner of Designated Restricted ADSs
Shares	RADSs

Exh. A-3

EXHIBIT B
to

Letter Agreement, dated as of [         ], 20
(the “Letter Agreement”), by and among BeiGene, Ltd.,
Citibank, N.A., as Depositary, and
[           ], as Pledgee

TRANSFER CERTIFICATION

               ,

Citibank, N.A.,
    as Depositary
ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013

Attention:  Account Management

BeiGene, Ltd. (Cusip #[•])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of February 5, 2016, as amended and supplemented from time to time (the “Deposit Agreement”), by and among BeiGene, Ltd. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [           ], 20  , as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company,  the Depositary, and [         ], as Pledgee (the “Pledgee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

(CHECK ONE)

(a)                                 The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional

Exh. B-1

Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution;

OR

(b)                                 The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Restricted ADS Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take a Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Restricted ADS Letter Agreement.

[ ], as Pledgee

By:
Name:
Title:
Dated:

Exh. B-2

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing this Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program.  A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Schedule I

The Restricted ADSs are to be issued in the name of, and delivered to, the following person(s)  in the form of Uncertificated Restricted ADSs:

Name of Transferee:

Street Address:

Exh. B-3

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

Exh. B-4

EXHIBIT C
to

Letter Agreement, dated as of [         ], 20
(the “Letter Agreement”), by and among
BeiGene, Ltd.,
Citibank, N.A., as Depositary, and
[           ], as Pledgee

WITHDRAWAL CERTIFICATION

               ,

Citibank, N.A.,
    as Depositary
ADR Department
111 Wall Street
New York, New York  10043

BeiGene, Ltd. (Cusip #[•] )

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of February 5, 2016, as amended and supplemented from time to time (the “Deposit Agreement”), by and among BeiGene, Ltd. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Letter Agreement, dated as of [             ], 20  , as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [    ], as Pledgee (the “Pledgee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

1.     This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.     We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.     We certify that either (check one):

Exh. C-1

(a)           ☐            The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act [, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(b)           ☐            The Beneficial Owner of the Restricted ADSs has sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted Shares represented by the Restricted ADSs surrendered herewith in a transaction exempt from registration pursuant to Rule 144 under the Securities Act[, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act], or

(c)           ☐            The Beneficial Owner of the Restricted ADSs will be  the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, has confirmed to us that it (x) will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act,  (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act and given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the  undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions.  The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Exh. C-2

Name of Holder::

Number of Restricted ADSs to be cancelled:

Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled:

Date:

Signature of Holder:
Name:
Title:

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing this Guarantee:

Address:

Area Code and Telephone Number:

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program.  A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. C-3

EXHIBIT D

to
Letter Agreement, dated as of [         ], 20
(the “Letter Agreement”), by and among
BeiGene, Ltd.,
Citibank, N.A., as Depositary, and
[     ], as Pledgee

RESALE CERTIFICATION AND INSTRUCTION LETTER

Citibank, N.A., as Depositary
111 Wall Street, 15th Floor/Zone 8
New York, New York 10043

Attn.:  Broker Services

BeiGene, Ltd. (Cusip No.: [•] )

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of February 5, 2016, as amended and supplemented from time to time (the “Deposit Agreement”), by and among BeiGene, Ltd. (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted ADS Letter Agreement, dated as of [              ], 20  , as amended and supplemented from time to time (the “Restricted ADS Letter Agreement”), by and among the Company, the Depositary, and [         ], as Pledgee (the “Pledgee”) .  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted ADS Letter Agreement.

This Resale Certification and Instruction letter is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.: [•]) registered in the name of the undersigned or the undersigned’s designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

☐ Sale Pursuant to Resale Registration Statement:  (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of

Exh. D-1

Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only):  (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not held for an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company, and (z) the Company has stated in its most recent filing under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), that it has complied with the applicable reporting requirements of the Exchange Act specified in Rule 144(c)(1) for the preceding twelve months, and the undersigned does not know, and has a reason to believe, that the Company has not complied with such requirements;

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only):  (x) the Restricted ADSs to be sold and the Restricted Shares represented thereby are not being sold for an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired (or were deemed to have been so acquired within the meaning of Rule 144(d)(3)(iv) under the Securities Act) from the Company or an Affiliate of the Company;

OR

** ☐ Sale Exempt from Registration (other than Post Six Months Sales or Post One Year Sales):  the Restricted ADSs to be sold and the Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

** ☐ Transfers Exempt from Registration (other than sales above):  the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act);

OR

** ☐ Other:                                                 .

[Please fill in details]

Exh. E-2

[The Restricted ADSs and the Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)].

The undersigned hereby requests that the Depositary:

(i)                                     debit from the undersigned’s account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:

Restricted ADSs (CUSIP No.: [•]), and

(ii)                                  following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

(CUSIP No.: 01609W102)

to the person(s) identified below:

1.          If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant:

DTC Participant Account No.:

Account No. for undersigned at DTC Participant (f/b/o information):

Onward Delivery Instructions of undersigned:

Contact person at DTC Participant:

Daytime telephone number of contact person at DTC Participant:

2.          If ADSs are to be issued delivered in the form of Uncertificated Restricted ADSs or in the form of an ADR:

Exh. E-3

Name of Purchaser/Transferee:

Street Address:

City, State, and Country:

Nationality:

Social Security or Tax Identification Number:

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not so transferred.  The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Pledgee:

Date:

Signature of Pledgee:
Name:
Title:

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:

Authorized Signature of Officer:

Title of Officer Signing this Guarantee:

Address:

Area Code and Telephone Number:

Exh. E-4

Dated:

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.

The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program.  A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Exh. E-5

EXHIBIT E
to

Letter Agreement, dated as of [         ], 20
(the “Letter Agreement”), by and among
BeiGene, Ltd.,
Citibank, N.A., as Depositary, and
[            ], as Pledgee

OPINION OF COUNSEL

[Form of no registration opinion for sales by pledgee to be inserted]

Exh. D-1